Research Grant Income	12 Months Ended
Dec. 31, 2013
Research Grant Income
Research Grant Income

NOTE 12 – RESEARCH GRANT INCOME

The Company was awarded a three year government grant from the National Institutes of Health to fund research costs and support the Company’s development program by paying for inventory critical to the manufacturing of its product candidates. The grant included an allocation for indirect costs equal to 40% of the Company’s costs incurred exclusive of subcontractor costs.

The grant was used to pay for inventory of $752,634, subcontractor costs of $60,000, salaries and benefits allocable to research of $42,234, and $5,880 for miscellaneous costs such as supplies. Additionally, $318,898 was allocated as indirect costs.